Exhibit 21.1

Subsidiaries of Equinix, Inc.

Entity	Jurisdiction
Equinix Canada Holdings Limited	Canada
Equinix (Australia) Enterprises Pty Limited	Australia
Equinix Australia Pty Limited	Australia
McLaren Pty Limited	Australia
Metronode (ACT) Pty Limited	Australia
Metronode (NSW) Pty Limited	Australia
Metronode C1 Pty Limited	Australia
Metronode Group Pty Limited	Australia
Metronode Investments Pty Limited	Australia
Metronode M2 Pty Ltd	Australia
Metronode P2 Pty Limited	Australia
MGH Pegasus Pty Ltd	Australia
Equinix Australia National Pty. Ltd.	Australia
Metronode S2 Pty Ltd	Australia
Metronode New Zealand Limited	New Zealand
MGH Bidco Pty Limited	Australia
MGH Finco Pty Limited	Australia
MGH Holdco Pty Ltd	Australia
McLaren Unit Trust	Australia
Equinix South America Holdings, LLC	Delaware, U.S.
Equinix do Brasil Soluções de Tecnologia em Informática Ltda.	Brazil
Equinix do Brasil Telecomunicações Ltda.	Brazil
Equinix Colombia, Inc. Pte. Ltd.	Singapore
Equinix (Bulgaria) Data Centers EOOD	Bulgaria
Equinix (Canada) Enterprises Ltd.	Canada
Equinix Canada Ltd.	Canada
CHI 3, LLC	Delaware, U.S.
Equinix (EMEA) Management, Inc.	Delaware, U.S.
Equinix (US) Enterprises, Inc.	Delaware, U.S.
Equinix LLC	Delaware, U.S.
Equinix Pacific LLC	Delaware, U.S.
Equinix Professional Services, Inc	Delaware, U.S.
Equinix Government Solutions LLC	Delaware, U.S.
Equinix RP II LLC	Delaware, U.S.
Infomart Dallas GP, LLC	Delaware, U.S.
Infomart Dallas, LP	Delaware, U.S.
LA4, LLC	Delaware, U.S.

NY2 Hartz Way, LLC	Delaware, U.S.
Equinix (Velocity) Holding Company	Delaware, U.S.
SV1, LLC	Delaware, U.S.
Switch & Data Facilities Company LLC	Delaware, U.S.
Switch & Data LLC	Delaware, U.S.
Switch & Data MA One LLC	Delaware, U.S.
Switch & Data WA One LLC	Delaware, U.S.
Switch & Data/NY Facilities Company LLC	Delaware, U.S.
Switch and Data NJ Two LLC	Delaware, U.S.
Switch and Data Operating Company LLC	Delaware, U.S.
CHI 3 Procurement, LLC	Illinois, U.S.
VDC I, LLC	Delaware, U.S.
VDC V, LLC	Delaware, U.S.
CHI 8, LLC	Delaware, U.S.
Equinix Hyperscale (LP) LLC	Delaware, U.S.
Equinix Hyperscale (GP) LLC	Delaware, U.S.
Equinix Services, Inc.	Delaware, U.S.
PacketHost, Inc.,	Philippines
Equinix Montreal Ltd.	Canada
Equinix (Finland) Enterprises Oy	Finland
Equinix (Finland) Oy	Finland
Equinix (France) Enterprises SAS	France
Equinix (Real Estate) Holdings SC	France
Equinix (Real Estate) SCI	France
Equinix France SAS	France
Equinix (Germany) Enterprises GmbH	Germany
Equinix (Germany) GmbH	Germany
Equinix (Real Estate) GmbH	Germany
Upminster GmbH	Germany
Equinix Hyperscale 1 (FR9) GmbH	Germany
Equinix Hyperscale 1 (FR11) GmbH	Germany
Equinix Hyperscale 1 (FR9) Enterprises GmbH	Germany
Equinix Hyperscale 1 (FR11) Enterprises GmbH	Germany
Equinix (Hong Kong) Enterprises Limited	Hong Kong
Equinix Hong Kong Limited	Hong Kong
Equinix (Ireland) Enterprises Limited	Ireland
Equinix (Ireland) Limited	Ireland
Equinix (Italia) Enterprises S.r.l.	Italy
Equinix Italia S.r.l.	Italy
Equinix (Japan) Enterprises K.K.	Japan
Equinix (Japan) Technology Services K.K.	Japan

Equinix Japan K.K (in Kanji)	Japan
Equinix Muscat LLC	Oman
Equinix Middle East Services LLC	Oman
Equinix (China) Investment Holding Co., Ltd (亿利互连(中国)投资有限公司)	People’s Republic of China
Equinix (China) Investment Holding Co., Ltd (亿利互连(中国)投资有限公司)	People’s Republic of China
Equinix WGQ Information Technology (Shanghai) Co., Ltd. (亿利互连(上海)通讯科技有限公司)	People’s Republic of China
Equinix YP Information Technology (Shanghai) Co., Ltd. (亿利互连数据系统(上海)有限公司)	People’s Republic of China
Gaohong Equinix (Shanghai) Information Technology Co., Ltd (高鸿亿利(上海)信息技术有限公司)	People’s Republic of China
Equinix India Private Limited	India
GPX India Private Limited	India
GPX India II Private Limited	India
GPX India Services Private Limited	India
Equinix (Poland) Technology Services sp. z o.o.	Poland
Equinix (Poland) Enterprises sp. z o.o.	Poland
Equinix (Poland) sp. z o.o.	Poland
Equinix (EMEA) Services B.V.	The Netherlands
Equinix (Portugal) Data Centers, S.A.	Portugal
Equinix II (Portugal) Enterprises Data Centers, Unipessoal Lda	Portugal
Equinix Korea LLC	Republic of Korea
Equinix (Singapore) Enterprises Pte. Ltd.	Singapore
Equinix Asia Pacific Holdings Pte. Ltd.	Singapore
Equinix Asia Pacific Pte. Ltd.	Singapore
Equinix Singapore Holdings Pte. Ltd.	Singapore
Equinix Singapore Pte. Ltd.	Singapore
Equinix (Spain) Enterprises, S.L.U.	Spain
Equinix (Spain), S.A.U.	Spain
Equinix (Sweden) AB	Sweden
Equinix (Sweden) Enterprises AB	Sweden
Equinix (Switzerland) Enterprises GmbH	Switzerland
Equinix (Switzerland) GmbH	Switzerland
EMEA Hyperscale 1 C.V.	The Netherlands
Equinix Hyperscale 1 Holdings B.V.	The Netherlands
Equinix (EMEA) Acquisition Enterprises B.V.	The Netherlands
Equinix (EMEA) B.V.	The Netherlands
Equinix (Netherlands) B.V.	The Netherlands

Equinix (Netherlands) Enterprises B.V.	The Netherlands
Equinix (Netherlands) Holdings B.V.	The Netherlands
Virtu Secure Webservices B.V.	The Netherlands
Tussenlanen B.V.	The Netherlands
Equinix (EMEA) Hyperscale Services B.V.	The Netherlands
Equinix Turkey Data Merkezi Üretim Inşaat Sanayi ve Ticaret Anonim Şirketi	Turkey
Equinix Turkey Enterprises Data Merkezi Üretim Inşaat Sanayi ve Ticaret Anonim Şirketi	Turkey
Equinix Middle East FZ-LLC	United Arab Emirates
Equinix Hyperscale 1 (LD11) Ltd	United Kingdom
Equinix (Services) Limited	United Kingdom
Equinix (UK) Enterprises Ltd	United Kingdom
Equinix (UK) Limited	United Kingdom
Equinix Hyperscale 1 (France) Holdings SAS	France
Equinix Hyperscale 1 (PA9) SAS	France
Equinix Hyperscale 1 (PA8) SAS	France
Equinix Hyperscale 1 (UK) Financing Limited	United Kingdom
Equinix Hyperscale 1 (LD13) Ltd.	United Kingdom
Equinix Hyperscale 1 (DB5) Limited	Ireland
Equinix Hyperscale 1 (DB5) Enterprises Limited	Ireland
Equinix Hyperscale 2 (ML7) S.r.l	Italy
Equinix (MA5) Limited	United Kingdom
Equinix (Poland) Services sp. z o.o	Poland
Equinix (PA-C) SAS	France
Equinix Mexico Holdings, S. de R.L. de C.V.	Mexico
Equinix MX Sales, S. de R.L. de C.V.	Mexico
Equinix Apodaca, S. de R.L. de C.V.	Mexico
Equinix Queretaro, S. de R.L. de C.V.	Mexico
Equinix MX Services, S.A. de C.V.	Mexico
Contrato de Fideicomiso Revocable de Administración de Bienes Inmuebles número “CIB/3714”	Mexico
Equinix APAC 1 Hyperscale Holdings 1 Pte. Ltd.	Singapore
Equinix APAC 1 Hyperscale Holdings 2 Pte. Ltd.	Singapore
Equinix Hyperscale 1 GK	Japan
Equinix Hyperscale 1 (TY12) GK	Japan
Equinix Hyperscale 1 (TY12) Enterprises GK	Japan
Equinix Hyperscale 1 (TY14) GK	Japan
Equinix Hyperscale 1 (OS2) GK	Japan
Equinix Hyperscale 1 (OS2) Enterprises GK	Japan
Equinix Hyperscale 2 (FR10) GmbH	Germany
Equinix Hyperscale 2 (SK5) AB	Sweden

Equinix Hyperscale 1 (Japan) TMK	Japan
Equinix Hyperscale 2 (FR16) GmbH	Germany
Equinix Hyperscale 2 (PA12) SAS	France
Equinix Hyperscale 2 (PA13) SAS	France
Equinix Hyperscale (GP) Pte. Ltd.	Singapore
Equinix APAC Hyperscale 1 (LP) LLC	Delaware, U.S.
Equinix (APAC) Hyperscale Services Pte. Ltd.	Singapore
APAC 1 Hyperscale LP	Singapore
Equinix APAC 1 Hyperscale Holdings Pte. Ltd.	Singapore
Equinix APAC Hyperscale 2 (LP), LLC	Delaware, U.S.
Equinix Hyperscale 2 (GP) LLC	Delaware, U.S.
Equinix Hyperscale 2 (LP) LLC	Delaware, U.S.
Equinix Australia Real Estate Pty Ltd	Australia
Equinix APAC Hyperscale 2 (GP) Pte. Ltd.	Singapore
APAC Hyperscale 2 LP	Singapore
Equinix APAC Hyperscale 2 Holdings 1 Pte. Ltd.	Singapore
Equinix APAC Hyperscale 2 Holdings 2 Pte. Ltd.	Singapore
Equinix Hyperscale 2 (SY9) Pty Limited	Australia
Equinix Hyperscale 2 (SY10) Pty Limited	Australia
Equinix Hyperscale 2 (Australia) Enterprises 1 Pty Limited	Australia
Equinix Hyperscale 2 (Australia) Enterprises 2 Pty Limited	Australia
Equinix Saudi for Information Technology LLC	Saudi Arabia
Equinix Hyperscale 2 (WA4) sp. z o.o.	Poland
Equinix Hyperscale 2 IL5 Data Merkezi Uretim Insaat Sanayi Ve Ticaret Limited Sirketi	Turkey
Equinix Hyperscale 1 (Turkey) Holdings B.V.	Netherlands
EMEA Hyperscale 2 C.V.	Netherlands
Equinix Hyperscale 1 IL2 Data Merkezi Üretim İnşaat Sanayi ve Ticaret Limited Şirketi	Turkey
Equinix Hyperscale 2 (MD3) S.L.	Spain
Equinix Hyperscale 1 (LD11) Enterprises Limited	United Kingdom
Equinix Hyperscale 2 (LDx) Limited	United Kingdom
Equinix Hyperscale 2 Finco A B.V.	Netherlands
Equinix Hyperscale 2 Finco B B.V.	Netherlands
Equinix Hyperscale 2 (SP5) LTDA	Brazil
Equinix Hyperscale 2 (SP7) LTDA	Brazil
Equinix Hyperscale 2 (SP5) Enterprises LTDA	Brazil
Equinix Hyperscale 2 (France) Holdings B.V	Netherlands
PT Equinix Indonesia JKT	Indonesia
Equinix Hyperscale 2 Holdings B.V.	Netherlands
Equinix Hyperscale 2 Holdings 2 B.V.	Netherlands
Equinix Hyperscale 2 Holdings A B.V.	Netherlands
Equinix Hyperscale 2 Holdings B B.V.	Netherlands
Equinix Hyperscale 2 Holdings C B.V.	Netherlands

Equinix Hyperscale 2 Holdings D B.V.	Netherlands
Equinix Colombia, Inc. Sucursal Colombia	Colombia
Equinix (APAC) Services Pte. Ltd.	Singapore
Equinix Africa Investment LLC	Delaware, U.S.
Equinix (West Africa) Acquisition Holdings B.V,	The Netherlands
Equinix (West Africa) Acquisition Enterprises B.V.	The Netherlands
Equinix Colombia (BG3) S.A.S	Colombia
Equinix Security LLC	Delaware, U.S.
Equinix India Professional Services Private Limited	India
Equinix Hyperscale 2 (AM12) B.V.	Netherlands
Equinix Chile SpA	Chile
Equinix Chile Enterprises SpA	Chile
Equinix APAC Hyperscale 3 (GP) Pte. Ltd.	Singapore
Equinix Hyperscale 2 (MD3) Enterprises SLU	Spain
Equinix Hyperscale 2 (ML9) S.r.l.	Italy
Equinix Hyperscale 2 (HE10) Oy	Finland
Equinix Hyperscale 2 (HE10) Enterprises Oy	Finland